ASSIGNMENT OF
OIL AND GAS LEASES
WHITLEY COUNTY, KENTUCKY

Whereas A.D.I.D CORPORATION, a Kentucky Corporation, with its mailing address being P.O. Box 337, Emlyn, Kentucky 40730, hereinafter referred to as "ASSIGNOR", and AMERICAN RESOURCE MANAGEMENT, INC., a Wyoming Corporation with its mailing address being P.O. Box 1263, London, Kentucky 40742, hereinafter referred to as "ASSIGNEE".
For and in consideration of Ten Dollars ($10:00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, A.D.I.D CORPORATION ("ASSIGNOR") hereby warrant, sell, assign, transfer, set over, and convey unto AMERICAN RESOURCE MANAGEMENT, INC. ("ASSIGNEE") all of its right, title, and interest, representing a One Hundred Percent (100%) Working Interest and Eighty Seven and 50/100 Percent (87.50%) Net Revenue Interest ownership in the following described oil and gas leases (approximately 1505 acres), located in Whitley County, Kentucky:

1. Paul Scott Lease, dated August 20, 2004, and recorded in Lease Book 85, Pages 708-711, of the Whitley County Court Clerk's Office. (175 acres)
2. Nancy Robinson Lease, dated April 20, 2006, and recorded in Lease Book 85, Pages 738-741 of the Whitley County Court Clerk's Office.(50 acres)
3. James R. Fox and Joy Arlene Likins Lease, dated November 9, 2004, and recorded in Lease Book 85, Pages 712-715 of the Whitley County Court Clerk's Office.(100 acres)
4. Warren Foley Leases, dated April 1, 2005 and recorded in Lease Book 85, Pages 734-737 of the Whitley County Clerk's Office.(75 acres)
5. Joy Arlene Likins Lease, dated April 5, 2005, and recorded in Lease Book 85 , Pages 742-745, of the Whitley County Court Clerk's Office. (50 acres)
6. Petter Bankowski, Melanie Bankowski, Mathew J. Nichols, and Marcyanna L. Nichols Lease, dated January 26, 2005, and recorded in Lease Book 85 , Pages -,2411-11§6, of the Whitley County Court Clerk's Office. (50 acres) 7141e-74 ittv
7. Charles G. Nantz and Flora Nantz Lease, dated June 27, 2005, and recorde in Lease Book 85 , Pages 704-707, of the Whitley County Court Clerk's Office. (250 acres)
8. Hubert Siler and Burniedean Siler Lease, dated August 29, 2005, and recorded in Lease Book 85 , Pages 754-757, of the Whitley County Court Clerk's Office. (200 acres)
9. Boyd Swafford and Betty Swaford Lease, dated February 1, 2005, and recorded in Lease Book 85 , Pages 720-723, of the Whitley County Court Clerk's Office. (70 acres)
10. Ledford Elliott and Edna Elliott Lease, dated February 1, 2005, and recorded in Lease Book 85 , Pages 700-703, of the Whitley County Court Clerk's Office. (25 acres)

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 15th day of February, 2010, and effective as of  March 1, 2010.

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

Assignment of Oil and Gas Leases
and easements, Whitley County Kentucky
Dated: February 15, 2010

11. Roy Swafford Jr., Richard Swafford, and Jack Swafford Lease, dated January 26, 2005, and recorded in Lease Book 85 , Pages 716-719, of the Whitley County Court Clerk's Office. (100 acres)
12. Don Philpot Lease, dated May 1, 2005, and recorded in Lease Book 85 , Pages 750-753, of the Whitley County Court Clerk's Office. (210 acres)
13. Kenneth Wilson and Alma Wilson Lease, dated April 1, 2005, and recorded in Lease Book 85 , Pages 724-727, of the Whitley County Court Clerk's Office. (150 acres)

The "ASSIGNOR" hereby warrants to "ASSIGNEE" that its interest being assigned by this instrument is unencumbered, that it has lawful authority to transfer respective interest, and that "ASSIGNOR" will defend title to the interest being assigned against all persons claiming by, through, or under any assignor.

In witness whereof, this Assignment is made and entered into this 15th day of February, 2010, and effective as of  March 1, 2010.

A.D.I.D CORPORATION, a Kentucky Corporation, "ASSIGNOR""

By:	/s/ Marshall E. Holbrook
Marshall E. Holbrook, President

American Resource Management, Inc.' a Wyoming Corporation, "ASSIGNEE"

By:	/s/ Mark E. Holbrook
Mark E. Holbrook, President

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Marshall E. Holbrook, as President of A.D.I.D CORPORATION, to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public

STATE OF KENTUCKY
COUNTY OF WHITLEY

I, Shelby L Adkins, Notary Public in and for the above State and County do hereby certify that the foregoing document was this 15th day of February, 2010, produced before me and acknowledged by Mark E. Holbrook, as President of AMERICAN RESOURCE MANAGEMENT, INC., to be his own act and deed and the act and deed of said Corporation.

My commission will expire 6-16-2013     /s/ Shelby Atkins, Notary Public